UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2004

INVESTNET, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-33097 (Commission File Number)	87-0650263 (IRS Employer Identification Number)

900-789 West Pender Street, Vancouver, British Columbia V6C 1H2 (Address of Principal Executive Offices)	110004 (Zip Code)

Registrant’s telephone number, including area code (604) 685-8182

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01

Change in Registrant’s Certifying Accountant.

On December 20, 2004, the Company advised Amisano Hanson, Chartered Accountants, that it had been dismissed and would not be appointed as the Company’s auditor for the fiscal year ending December 31, 2004.

Amisano Hanson Chartered Accountants was the Company’s independent auditor for the fiscal year ended December 31, 2003.  The report of Amisano Hanson Chartered Accountants, for the fiscal year ended December 31, 2003, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to any uncertainty, audit scope or accounting principle.

The Company’s independent auditor for the fiscal years ended December 31, 2002 and 2001, was Tanner + Co.  Tanner + Co was dismissed on March 10, 2004.  The Company previously filed a report on Form 8K dated March 10, 2004, to report the dismissal of Tanner + Co.

During the Company's fiscal year ended December 31, 2003, and from January 1, 2004 to the date of this Report, there were no disagreements with Amisano Hanson Chartered Accountants on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure. There were no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K, during the Company's fiscal year ended December 31, 2003, and from January 1, 2004 to the date of this Report.

 On December 20, 2004, the Board of Directors appointed the firm of PKF Hong Kong SAR, as independent accountant to audit the Company’s financial statements for the fiscal year ending December 31, 2004.

Prior to the engagement of PKF Hong Kong SAR, neither the Company nor anyone on its behalf consulted with such firm regarding the application of accounting principles to a specified transaction whether completed or uncompleted, the type of audit opinion that might be rendered on the Company’s financial statements or as to any matter that was either the subject of a disagreement with the previous independent auditor or was a reportable event.

The decision to change accountants was recommended and approved by the Company’s Board of Directors.

On December 20, 2004, the Company provided a draft copy of the report on Form 8K to Amisano Hanson Chartered Accountants requesting their comments on the information contained therein.  The responsive letter from Amisano Hanson Chartered Accountants is herewith filed as Exhibit 16.1 on this amended report on Form 8K.

Item 9.01 Financial Statements and Exhibits

(c)

 Exhibits

16.1 - Responsive Letter from Amisano Hanson Chartered Accountants, dated December 20, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INVESTNET, INC. (Registrant)
Date: December 22, 2004	By: /s/ Terence Ho, Chief Financial Officer

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